Exhibit 10.7


________________________________________________________________________________

                         SECURITIES PURCHASE AGREEMENT


                                  BY AND AMONG

                             NESCO INDUSTRIES, INC.

                                      AND

                           THE INVESTORS NAMED HEREIN
________________________________________________________________________________




                               Dated July 1, 2004

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of the 1st day of July, 2004, by and between NESCO Industries, Inc., a Nevada corporation (the "Company"), and the investors listed on the Schedule of Investors attached hereto (each an "Investor" and collectively, the "Investors").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, (a) an 8% senior secured convertible promissory note in the principal amount of up to $3,000,000 (the "Note"), in the form attached as Exhibit A hereto, and (b) a warrant (the "Warrant"), in the form attached as Exhibit B hereto, to purchase an aggregate of 20,000,000,000 shares of the Company's common stock, $0.001 par value per share (the "Common Stock") at an exercise price of $0.25 per share, or 666,667 Warrants for each $100,000 of principal amount of Note sold, pursuant to the provisions of this Agreement; and

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1. Purchase and Sale of Note and Warrant.

     1.1 Issuance and Sale of Note and Warrant. Subject to the terms and conditions of this Agreement, the Investors agree to purchase at the Closing (as hereafter defined), and the Company agrees to issue and sell to the Investors at the Closing, the amount of Notes and the Warrants set forth opposite each Investor's name on the Signature Page hereto, for an aggregate purchase price of up to Three Million ($3,000,000) Dollars (the "Purchase Price"), which may include the sale of up to $2,900,000 principal amount of Notes for cash and the conversion/exchange of up to $100,000 principal amount of existing bridge notes ("Bridge Notes") for Notes with an aggregate principal amount equal to the unpaid principal of the existing bridge notes ("Bridge Note Exchange Amount").

     1.2 Closing.

     (a) The initial closing of the purchase and sale of a minimum of $350,000 principal amount of Notes, inclusive of the Bridge Note Exchange Amount (the "Minimum Amount") under this Agreement (the "Initial Closing") shall be held at the offices of Sloan Securities Corp., 444 Madison Avenue, New York, New York (or remotely via the exchange of documents and signatures), on or before July 16, 2004 (the date of the Initial Closing is hereinafter referred to as the "Initial Closing Date"). The subsequent closing(s) of the purchase and sale of up to an additional $2,650,000 of principal amount of Notes in excess of the Minimum Amount (the "Maximum Amount") under this Agreement (the "Subsequent Closing(s)") shall take place at a time agreed upon by the Company and the Investors participating in the respective Subsequent Closing (the date(s) of the Subsequent Closing(s) is hereinafter referred to as the "Subsequent Closing Date(s)"), all of which shall occur in any event no later than August 23, 2004.

The Investors agree that any additional persons or entities that acquire Notes and Warrants at any "Subsequent Closing" shall become "Investors" under this Agreement with all the rights and obligations attendant thereto, upon their execution of this Agreement without further action by any other Investor. For purposes of this Agreement, the terms "Closing" and "Closing Date", unless otherwise indicated, refer to the applicable closing and closing date of the Initial Closing or the Subsequent Closing(s), as the case may be.

     (b) At the Closing, the Company shall deliver to the Investors, the Note and the Warrant, against payment of the Purchase Price by wire transfer to the Company or the delivery of the original Bridge Notes in the case of the conversion/exchange of the Bridge Notes.

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors, except as set forth on a Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit C (the "Schedule of Exceptions"), the following:

     2.1 Subsidiaries. Except for Converting Securities, Inc., an inactive subsidiary, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity except as disclosed in the SEC Reports (as hereinafter defined) (each, a "Subsidiary" and collectively, the "Subsidiaries"). Unless the context requires otherwise, all references herein to the "Company" shall refer to the Company and its Subsidiaries. The Company is not a party to any joint venture, partnership, or similar arrangement.

     2.2 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business as now conducted. The Subsidiaries are duly organized in their respective jurisdictions of organization, validly existing and in good standing in such respective jurisdictions and each has the power and authority to carry on its respective business as now conducted. The Company and the Subsidiaries are duly qualified to transact business and are in good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect (as hereafter defined) on the Company's business or properties.

     2.3 Capitalization and Voting Rights. The number of authorized, issued and outstanding capital stock of the Company as of the date hereof is set forth in Exhibit C. Except as disclosed in Exhibit C, no securities of the Company or any Subsidiary are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents (defined hereinafter). Except as disclosed in Exhibit C, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Securities, or rights or obligations convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The Company covenants to file with the applicable governmental authorities of the State of Nevada an amendment to its certificate of incorporation which increases the authorized capital of the Company as described in Exhibit C on or before September 30, 2004.

     2.4 Authorization. All corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Agreement, the Note and the Warrant (collectively, the "Transaction Documents"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), and delivery of the Note and the Warrant being sold hereunder, the Common Stock issuable upon conversion of the Note and the Common Stock issuable upon exercise of the Warrant (collectively, the "Securities"), has been taken or will be taken prior to the Closing, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

     2.5 Valid Issuance of Note, Warrant and Common Stock. The Note and the Warrant are being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration provided for herein, will be duly and validly issued, and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Note and upon exercise of the Warrant have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Note and the Warrant (and upon payment of the exercise price as required by the Warrant), respectively, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of the Note and the Warrant hereunder.

     2.6 Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other govern- mental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) a proper Form D in accordance with Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and applicable Blue Sky filings and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a material adverse effect on the results or operations of the Company and its Subsidiaries taken as a whole ("Material Adverse Effect").

     2.7 Litigation. There is no action, suit, proceeding, claim or investigation pending or, to the knowledge of the Company, currently threatened against the Company which questions the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs, or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

     2.8 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Amended and Restated Articles of Incorporation or Bylaws or, to its knowledge, of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal, state, or local statute, rule, or regulation applicable to the Company, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

     2.9 Permits. The Company has all material franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     2.10 Compliance with Laws. The conduct of business by the Company and each Subsidiary as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or any Subsidiary conducts or proposes to conduct such business, except such regulation as is applicable to commercial enterprises generally. Neither the Company nor any of the Subsidiaries has received any notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice.

     2.11 Disclosure. This Agreement, the Note, the Warrant and any other statements or certificates made or delivered in connection herewith or therewith, when taken together with the Disclosure Materials (as defined below), do not contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

     2.12 SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedule of Exceptions to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Additionally, since the adoption of the Sarbanes-Oxley Act of 2002 (the "New Act"), the Company has complied in all material respects with the laws, rules and regulation under the New Act.

     3. Representations and Warranties of the Investors. Each of the Investors, severally and not jointly, hereby represent and warrant that:

     3.1 Authorization. The Transaction Documents constitute valid and legally binding obligations of the Investor enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     3.2 Purchase Entirely for Own Account. The Notes and the Warrants to be purchased by the Investor and the Common Stock issuable upon conversion of the Notes and the Common Stock issuable upon exercise of the Warrants (collectively, the "Securities") will be acquired for investment for the Investor's own account and not with a view to the resale or distribution of any part thereof. The Investor represents that it has full power and authority to enter into this Agreement.

     3.3 Disclosure of Information. The Investor acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Note and the Warrant. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the Warrant. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

     3.4 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect.

     3.5 Restricted Securities. Investor understands that the Note and the Warrant (and the shares of Common Stock issuable upon conversion of the Note and exercise of the Warrant) that it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.6 Legends. It is understood that the certificates evidencing the Notes and the Warrants (and the Common Stock issuable upon conversion and exercise thereof, respectively) may bear one or all of the following legends:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

     3.7 Agent Appointment.

     (a) Each Investor hereby confirms the appointment of Ocean Drive Holdings LLC to act as its agent ("Agent") pursuant to the Notes. In such capacity, Agent shall only be obligated to take action and shall act as directed by the Note Requisite Holders (as hereinafter defined); neither Agent nor any of its officers, directors, managers, members, employees or affiliates shall be responsible to Investors for any losses that any of such Investors may incur hereunder. The Agent shall be entitled to conclusively rely on any such direction or consent from the Note Requisite Holders. In addition, the Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Investors to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.

     (b) Each Investor hereby confirms the appointment of Agent to act as its security agent (the "Security Agent") under the Security Agreement with respect to the Collateral (as defined in the Security Agreement), to take all actions as contemplated in such capacity in the Security Agreement and to be entitled to the benefits of the provisions of the Security Agreement. Each Investor acknowledges that actions by the Security Agent under the Security Agreement shall be authorized by the Note Requisite Holders.

     (c) Agent may resign as Agent or Security Agent at any time by giving written notice ("Notice") to the Company and the Investors, which resignation shall be effective 30 days from the date of the Notice ("Effective Resignation Date"). Upon the earlier of (i) the Effective Resignation Date or (ii) the appointment of a successor Agent or Security Agent by the Note Requisite Holders, Agent shall have no further obligations hereunder or pursuant to the applicable agreements. In the event a successor Agent is not appointed by the Note Requisite Holders on or before the Effective Resignation Date, then Agent shall have the right to deliver any Collateral held by it with a clerk of a court of competent jurisdiction or a third party escrow provider pending the appointment of a successor Agent by the Note Requisite Holders.

     (d) For purposes hereof, "Note Requisite Holder(s)" shall mean holders of Notes representing at least 51% of the aggregate amount of principal and accrued interest then outstanding under such Notes.

     (e) In Agent's capacity as Agent and Security Agent, the Company and the Investors each agree to indemnify and hold the Agent harmless from and against any and all expenses (including counsel fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Agent for anything done or omitted by them in the performance of their duties, except upon final judicial determination of gross negligence or willful misconduct on the part of the Agent.

     3.8 Investor Questionnaire. If requested by the Company, the Investor covenants to execute and deliver to the Company prior to, at or promptly following the Closing an investor questionnaire supplied by the Company.

     4. Conditions of the Investors' Obligations at Closing. The obligations of the Investors under subsection 1.1 of this Agreement is subject to the fulfillment on or before the Closing of each of the following conditions:

     4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     4.2 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     4.3 Compliance Certificate. The President of the Company shall deliver to the Investors, at the Closing, a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

     4.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and counsel to the Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

     4.5 Secretary's Certificate. The Company shall have delivered to the Investors a certificate executed by the Secretary of the Company dated as of the Closing certifying the following matters: (a) the resolutions adopted by the Company's Board of Directors relating to the transactions contemplated by this Agreement; and (b) the Amended and Restated Articles of Incorporation and Bylaws of the Company.

     4.6 Delivery of Note and Warrant. The Company shall have delivered the Note and the Warrant to the Investors, as specified in Section 1.

     4.7 Ancillary Agreements. The Company and the Investors shall have entered into a registration rights agreement dated of even date herewith, a form of which is attached hereto as Exhibit D (the "Registration Rights Agreement") and a Security Agreement, a form of which is attached hereto as Exhibit E (the "Security Agreement").

     4.8 Opinion of Counsel. The Purchasers shall have received an opinion of counsel to the Company substantially in the form attached hereto as Exhibit F.

     4.9 Other Payments. Concurrent with the Closing, the Company shall pay the Sloan Compensation (as such terms are defined in Section 7.7 hereto) and the Legal Expense Obligation (as defined in Section 7.8 hereto).

     4.10 UCC Terminations. On or before the Closing, the Company shall have filed UCC termination statements for any effective UCC1 financing statements in the states of Delaware and Nevada other than Bechton Dickinson.

     5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Investors under this Agreement is subject to the fulfillment on or before any Closing of each of the following conditions by the Investors:

     5.1 Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

     5.2 Payment of Purchase Price. The Investors shall have delivered the purchase price specified in Section 1.2.

     5.3 Ancillary Agreements. The Company and the Investors shall have entered into the Registration Rights Agreement and the Security Agreement.

     6. Indemnification. The Company agrees to indemnify and hold harmless Investors and any of Investors' general partners, employees, officers, directors, members, agents and other representatives (collectively, the "Indemnitees"), against any investigations, proceedings, claims or actions and for any expenses, damages, liabilities or losses (joint or several) arising out of such investigations, proceedings, claims or actions, to which the Indemnitees may become subject, whether under the act or any rules or regulations promulgated thereunder, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any rules or regulations promulgated thereunder, or any state law or regulation, or common law, arising out of, related to or in any way attributable to the Indemnitee's investment in the Company, including, but not limited to, investigations, proceedings, claims or actions and any expenses, losses, damages or liabilities (or actions in respect thereof) that arise out of or are based upon any breach of any representation, warranty, agreement, obligation or covenant of the Company contained herein. The Company also agrees to reimburse the Indemnitees for any legal or other expenses reasonably incurred in connection with investigating or defending any such investigations, proceedings, claims or actions, as such expenses or other costs are incurred.

     7. Miscellaneous.

     7.1 Survival of Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement. The Investors are entitled to rely, and the parties hereby acknowledge that the Investors have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Investors. The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Investors contained herein, irrespective of any independent investigation made by the Company.

     7.2 Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties; provided, however, that any of the Investor shall be permitted to assign its rights under this Agreement and the Ancillary Agreements to any affiliate of such Investor.

     7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. The Company
(1) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and
(3) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

     7.4   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight
(48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

     7.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' or brokers' fee or commission in connection with this transaction; provided, however, that the Company is obligated to pay a cash fee equal to 10% of the principal amount of Notes issued hereby to Sloan Securities Corp. ("Sloan Compensation") pursuant to that certain investment banking agreement dated May 25, 2004. Pursuant to the terms of said agreement, the Sloan Compensation shall be 5% of the principal amount of the Notes issued hereby in certain cases.

     7.8 Transaction Expenses; Enforcement of Transaction Documents. The Company and each Investor shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement; provided, however, that if the Closing is effected, the Company shall promptly make payment to a law firm designated by Sloan Securities Corp., for up to $25,000, of legal fees and expenses ("Legal Expense Obligation"). If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled.

     7.9 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Note Requisite Holders. Notwithstanding the foregoing, (a) this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion, (b) the Schedule of Investors hereto may be amended by the Company from time to time in accordance with Section 1.2(a) to add information regarding additional Investors participating in Subsequent Closings without the consent of the other parties hereto and (c) Section 2,
Section 3, Section 6, Section 7.1, Section 7.9 may not be amended without the written consent of the Company and holders of at least 85% of the aggregate amount of principal and accrued interest then outstanding under the Notes. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.9 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     7.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     7.12 Series B Issuance. Notwithstanding anything contained herein or in the Transaction Documents, whenever a provision provides for conversion or exchange of securities or debt for the Company's common stock, at any time prior to the filing of an amendment to the Company's certificate of incorporation which increases the authorized capital of the Company, the Company may at its option issue its Series B Preferred Stock in lieu of common stock provided that upon conversion of such Series B Preferred Stock, an equivalent number of shares of common stock are issued to the holder thereof on the same economic terms as is contemplated under this Agreement or the applicable Transaction Document.

     7.13 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under this Agreement or any transaction document hereunder ("Transaction Document") are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any Transaction Document. Nothing contained herein or in any

Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement and the Transaction Documents.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                Company:

                                                NESCO Industries, Inc.



                                                By:_____________________________
                                                Name:
                                                Title:

                                                As to Section 3.7 only:

                                                Agent:

                                                Ocean Drive Holdings LLC



                                                By:_____________________________
                                                Name:
                                                Title:

                                                Investors:

                                                To sign a Financing Signature
                                                Page to be provided to Investors


                 SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

                             SCHEDULE OF INVESTORS


                                 FIRST CLOSING

   Name                      Original Principal Amount      Number of Warrants
   ----                      -------------------------      ------------------
of Purchaser                         of Notes
------------                         --------






    Total                                         $
    -----                                         -

                                   EXHIBIT A

                                      NOTE

                                   EXHIBIT B

                                    WARRANT

                                   EXHIBIT C

                             SCHEDULE OF EXCEPTIONS



None

                                   EXHIBIT D
                         REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT E
                               SECURITY AGREEMENT

                                   EXHIBIT F
                                 LEGAL OPINION

(i) The Company has been duly organized as a corporation and is validly existing in good standing under the laws of the jurisdiction of its incorporation.

(ii) The execution and delivery by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

(iii)To the knowledge of counsel, none of the execution and delivery of, or performance by the Company under, any of the Transaction Documents or the consummation of the transactions therein contemplated, will conflict with, or result in the creation or imposition of any lien, charge or other encumbrance upon any of the properties or assets of the Company pursuant to, the terms of any indenture, mortgage, deed of trust, note agreement or other instrument pursuant to which the Company is a party or by which the Company may be bound or to which any of its assets, properties or business is or may be subject, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect. None of the execution and delivery of, or performance by the Company under, any of the
     Transaction Documents or the consummation of the transactions therein contemplated, will conflict with any term of the Certificate of Incorporation or By-Laws of the Company, or any statute, rule, regulation or ordinance, or any material license, permit, judgment, decree or order, which, expressly by its terms is known by us to be applicable to the Company or any of its assets, properties or businesses, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

(iv) Other than as described in the SEC Reports, we are not aware of any legal or regulatory, administrative or governmental charges, actions, proceedings, claims, hearings, investigations before or by any court, governmental authority, or instrumentality pending or threatened against the Company, or involving its assets or properties which, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect on the Company or could be expected to adversely affect any of the transactions contemplated by the Transaction Documents or the validity or enforceability thereof.

(v) Based in part upon the representations made by the Investors in the Securities Purchase Agreement, the offer, sale and issuance of the Notes and Warrants to be issued in conformity with the terms of the Securities Purchase Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.